© Fifth Third Bancorp | All Rights Reserved Morgan Stanley US Financials Conference Bryan Preston Chief Financial Officer June 10, 2025

2 © Fifth Third Bancorp | All Rights Reserved Cautionary Statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 41-42 of our 1Q25 earnings presentation, as well as on pages 24 through 27 of our 1Q25 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Top performing regional bank with local scale and national reach

Assets
$213 billion
Ranked 10th in the U.S.[1]

Deposits
$164 billion
Ranked 9th in the U.S.[1]

U.S. branches
1,084
Ranked 8th in the U.S.[1]

Commercial Payments
Top 5 market share
across several TM product categories[5]



Toronto office
London office

- Midwest footprint
- Southeast footprint
- Key Southeast MSAs of focus
- Major FITB markets[2] with a top 5 deposit share

Leading position in the markets we compete in[3]

Deposit share rankings[4]

#3 Fifth Third footprint

#2 Midwest | **#6** Southeast

Top 10 deposit share in **~90%** of retail footprint

Significant locational share in notable MSAs

Chicago, IL	#3	Tampa, FL	#6
Nashville, TN	#3	Grand Rapids, MI	#1
Charlotte, NC	#4	Columbus, OH	#3
Cincinnati, OH	#1	Indianapolis, IN	#3

Assets, deposits, and branches as of 3/31/25; [1]Rankings as of 9/30/24 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2024 FDIC data); [3]Data sourced from S&P Global Market Intelligence; [4]Deposits per branch capped at $250MM per June 2024 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [5]Source: 2023 Cash Management Services Survey administered by EY

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© Fifth Third Bancorp | All Rights Reserved

4 © Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company • Resilient balance sheet • Strong credit profile • Branch-originated insured deposits and operational deposits tied to payment services • NII growth and NIM expansion • Diverse fee mix with high total revenue contribution • Expense discipline • Southeast demographics • Modular, repeatable investments • Tech-enabled product innovation #2 #3#1

A simple, diversified business portfolio

	Commercial Banking	Consumer & Small Business Banking	Wealth & Asset Management
	 5/3	 FIFTH THIRD BANK FIFTH THIRD BANK	
NII contribution[1]	35%	61%	4%
Fee contribution[1]	44%	41%	15%
Loans / Deposits *1Q25 avg.*	$68B loans $61B deposits	$49B loans $90B deposits	$3B loans $11B deposits
Business Offerings	*Lending / Deposits / Capital Markets / Treasury Management & Payments*	*Lending / Deposits / Payments*	*Wealth Management / Trust / Custody*

Select Awards & accolades


2025 WORLD'S MOST ETHICAL COMPANIES
ETHISPHERE
6-TIME HONOREE
FORTUNE
WORLD'S MOST ADMIRED COMPANIES
2025
RANKED #1 AGAIN
Customer Satisfaction
for Retail Banking in Florida
Forbes
WORLD'S BEST BANKS
2025
AMERICA'S MOST JUST COMPANIES
CNBC
2025
MOST TRUSTWORTHY COMPANIES IN AMERICA 2025
Newsweek
statista

5

[1]As a percent of 1Q25 segment revenue, which excludes Other Corporate

© Fifth Third Bancorp | All Rights Reserved

6 © Fifth Third Bancorp | All Rights Reserved 13.0% Peer 1 Peer 9 Peer 5 Peer 6 Peer 3 Peer 4 Peer 2 Peer 7 Peer 10 Peer 8 Peer 11 x 1Q25 LTM 57.0% Peer 2 Peer 5 Peer 1 Peer 11 Peer 7 Peer 10 Peer 4 Peer 3 Peer 9 x Peer 6 Peer 8 1Q25 LTM 1.15% Peer 1 Peer 5 Peer 11 Peer 2 Peer 10 Peer 9 Peer 4 Peer 7 Peer 3 x Peer 6 Peer 8 1Q25 LTM Adjusted basis Driving to consistently generate top quartile results 12.0% Peer 2 Peer 10 Peer 4 Peer 6 Peer 5 X Peer 9 Peer 11 Peer 7 Peer 8 Peer 3 Peer 1 60.5% Peer 3 Peer 5 x Peer 11 Peer 7 Peer 8 Peer 9 Peer 4 Peer 1 Peer 10 Peer 6 Peer 2 1.29% Peer 2 Peer 6 Peer 10 Peer 9 Peer 7 Peer 5 Peer 8 Peer 4 Peer 11 x Peer 3 Peer 1 Return on equity1 2018 2018 Return on assets1 Efficiency ratio1 Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results2 1Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release; 2See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release 2018

7 © Fifth Third Bancorp | All Rights Reserved Peer 10 Peer 8 Peer 4 Peer 12 Peer 1 Peer 5 Peer 3 x Peer 11 Peer 6 Peer 2 Peer 9 Peer 7 Peer 10 Peer 1 Peer 8 Peer 3 Peer 4 Peer 12 x Peer 5 Peer 2 Peer 9 Peer 6 Peer 7 Peer 11 Delivering long-term shareholder outperformance at peer median valuation Total shareholder return Note: Trailing TSR as of 5/29/2025 2025 P/E 2026 P/E 2025 consensus EPS and price as of 5/30/25 2026 consensus EPS and price as of 5/30/25 Peer median 11x Peer median 9.6x 10.8x 9.7x 5 Year 7 Year 10 Year 1 Peer 3 147% FITB 63% Peer 8 194% 2 FITB 128% Peer 7 58% FITB 158% 3 Peer 8 127% Peer 8 55% Peer 7 149% 4 Peer 4 117% Peer 4 49% Peer 1 112% 5 Peer 1 102% Peer 3 42% Peer 11 109% 6 Peer 6 96% Peer 1 37% Peer 4 106% 7 Peer 2 93% Peer 6 31% Peer 6 96% 8 Peer 7 81% Peer 10 17% Peer 3 85% 9 Peer 5 69% Peer 5 14% Peer 2 66% 10 Peer 11 63% Peer 11 7% Peer 5 59% 11 Peer 10 47% Peer 9 2% Peer 9 46% 12 Peer 9 30% Peer 2 (17%) Peer 10 40%

8 © Fifth Third Bancorp | All Rights Reserved Delivering stability and profitability Key Principles • Diversified loan portfolio and origination channels ✓ 60% Commercial / 40% Consumer • Granular, low-cost deposit base ✓ Transactional deposits represent ~60% of total deposits vs. the peer average of ~50%1 • High fees-to-revenue with a focus on recurring vs. transactional fees ✓ Diversified fee mix with 5 sources accounting for >10% of total fees • Expense discipline as a core value ✓ Consistently delivering top quartile efficiency ratio2 Profitability Growth Stability 1Source: FR Y-9C; 2Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release

9 © Fifth Third Bancorp | All Rights Reserved Net interest income and profitability “NIM trough in 4Q23 and growth thereafter” September 2023 Barclays Conference “NII trough in 1Q24 and growth thereafter” September 2023 Barclays Conference “Deposit betas to be in the low 60s” 4Q23 earnings call “Positive operating leverage in the fourth quarter” 2Q24 earnings call “Record NII in 2025” - without costly securities restructuring December 2024 Goldman Sachs Conference “Return to positive operating leverage in 2025” December 2024 Goldman Sachs Conference “Delivering record NII in 2025 without rate cuts or further loan growth” 1Q25 earnings call Promises made; promises kept Pacing favorably to deliver on commitments1 Positioned for uncertainty, maintaining optionality, and delivering on commitments 1See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24- 27 of the 1Q25 earnings release

Commercial Payments with significant scale and leading technology

Noninterest income contribution

1Q25 LTM adjusted noninterest income[1] of $3.0B



Wealth & asset management
22%
Other noninterest income
5%
Mortgage banking revenue
7%
Commercial banking revenue
12%
Capital Markets
14%
Consumer banking revenue
19%
Commercial payments
21%
1Q25 LTM commercial payments fees
$616M

Commercial payments fees and NII contribution from operating deposits represents over $2B in annualized revenue today

Well established commercial payments organization with significant scale

Traditional treasury mgmt.
- Liquidity manager
- Escrow manager
- Commercial card
- Lockbox & check

Managed Services
- A/R automation
- A/P automation
- Cash logistics
- Healthcare (Big Data HC)

Newline *Embedded payments*
- Platform
- Interaction channels
- Financial products
- Risk solutions

Top 5 market share in several product categories[2]

#2 of 37 in Coin and currency revenue
#2 of 32 in Retail lockbox remittances
#3 of 42 in Total ACH originations
#3 of 39 in Wholesale lockbox remittances
#4 of 37 in Total check clearing
#5 of 35 in Account reconciliations

Payments processed

$ in trillions



7%
long-term CAGR
$5
$10
$15
$17
2007
2019
2023
2024

Highlights

~1,300 *People in the commercial payments organization*

~14K *Commercial payments related clients*

~40% *Of new commercial payments relationships are payments-led with no credit extended*

ACH credit send / commercial deposits[3]



0.42%
Peer 7
0.21%
Peer 10
0.15%
Peer 8
0.11%
Peer 1
0.11%
Peer 2
0.11%
Peer 5
0.11%
Peer 11
0.11%
Peer 4
0.08%
Peer 3
0.07%
Peer 9
0.06%
Peer 6
0.06%
Peer 12
0.04%

[1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release; [2]Source: 2023 Cash Management Services Survey administered by EY; [3]2024 ACH data from NACHA; deposit balances as of 4Q24

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© Fifth Third Bancorp | All Rights Reserved

Wealth & Asset Management has scale and continues to expand

Noninterest income contribution

LTM 1Q25 adjusted noninterest income[1] of $3.0B


12%
7%
5%
14%
22%
19%
21%
LTM 1Q25 wealth & asset management revenue
$657M
Wealth & asset management

Wealth & Asset Management business has delivered consistent growth over the past 5+ years

Key priorities

- Focus the business on core private bank offerings and One Bank solutions

Business Transition Advisory Team

- Dedicated to preparing business owners financially and personally for business transition
- Launched in 2021; >$2BN in gross proceeds since inception

Fifth Third Wealth Advisors

- Independent RIA Launched in 2022; ~$3BN in AUM across 10 teams

Wealth & Asset Management business has sizable scale relative to peers

$ in BNs; As of 03/31/25


AUC[2]
$6
$29
$52
$54
$114
$132
$136
$173
$179
$221
$398
$588
$4,933
Peer 1
Peer 12
Peer 3
Peer 11
Peer 5
Peer 8
Peer 2
Peer 9
Peer 4
Peer 6
Peer 7
Peer 10


AUM[2]
~$68B of AUM including our RIAs
$3
$8
$18
$19
$19
$26
$36
$51
$52
$53
$79
$128
$174
Peer 1
Peer 11
Peer 3
Peer 12
Peer 2
Peer 4
Peer 6
Peer 5
Peer 8
Peer 9
Peer 10
Peer 7

Award winning Private Bank


AMERICAN BANKER
THE MOST POWERFUL WOMEN IN BANKING TEAMS

Fifth Third Wealth & Asset Management Team


BEST PRIVATE BANK AWARD 2025
GLOBAL FINANCE

6th consecutive year


Wealth advisor headcount
89
139
+56%
2022
2025

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release; [2]Source: Regulatory filings – Call Report; As of 03/31/25

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© Fifth Third Bancorp | All Rights Reserved

Balanced Capital Markets franchise delivering long-term growth

Noninterest income contribution

LTM 1Q25 adjusted noninterest income[1] of ~$3.0B



21%
19%
14%
12%
7%
5%
22%
LTM 1Q25 capital markets revenue
$417M
Capital markets

Growing fees across the Capital Markets business



6% CAGR
$309
$417
Stable
8% CAGR
5% CAGR
5% CAGR
2019
LTM 1Q25
Strategic advisory & investment banking (incl. M&A)
Debt capital markets
Institutional sales & trading
Financial risk management
including hedging business

Hedging

~40-45%

- Custom FX, interest rate & commodity solutions
- Real time market execution
- Protect cash flow, manage volatility

DCM & Loan Syndication

~45-50%

- Lead arranger on syndicated loans & bonds
- Tailored structures, fast execution

M&A

~10-15%

- Buy-side & sell-side deal support
- Divestitures & strategic exits
- Deep sponsor & corporate relationships

[1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release

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© Fifth Third Bancorp | All Rights Reserved

13 © Fifth Third Bancorp | All Rights Reserved Delivering stability and growth Key Principles • Organic growth – value accrues disproportionately to builders ✓ Retail and middle market investments poised to deliver tailwinds for years to come • Density ✓ Optimizing deposit share through deliberate locational share targets - achieving top 5 deposit share in the MSAs we serve • Focus on one thing over a collection of things ✓ Organized around the way customers choose to bank • Secular trends ✓ Southeast and technology investments that provide a growth trajectory above what the U.S. economy is estimated to deliver overall Profitability Growth Stability

14 © Fifth Third Bancorp | All Rights Reserved Outperforming market across our branch footprint, led by double digit gains in high-growth Southeast markets Midwest Footprint1 Southeast Footprint1 Deposit Share 10.9% 3.9% Locational Share 8.7% 5.4% Capped Deposit Growth (YoY) Fifth Third 2.2% 15.7% Market Avg. 1.2% 0.2% Avg Deposits per Branch Fifth Third $122MM $82MM Market Avg. $96MM $114MM 3-year GDP growth (%) 3.4% 9.8% Population growth since 2010 (%) 3.2% 22.7% Deposit share rank in MSAs where Fifth Third operates1 As of June 30, 2024; deposits capped at $250MM 9th 12th 5th 13th 14th 3rd 2nd 1st 5th 2nd 3rd Southeast has favorable population trends Expected population growth (2025 – 2030)2 Midwest#2 Southeast#6 10.9% deposit share 3.9% deposit share 1Source: 2024 FDIC Summary of Deposits; 2Data sourced from S&P Global Market Intelligence Midwest U.S Southeast ~2x ~6x ~5% Deposit share rankings

15 © Fifth Third Bancorp | All Rights Reserved Southeast investments and execution lead to strong deposit growth and profitability 1FITB branch count as of 3/31/25. Competitor data as of 12/31/24; 2Filtered for de novos and based on 2024 FDIC data. Not all de novos have been open for 5 years; 3See forward- looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release 207 143 43 39 26 22 23 Trillionaire 1 X Peer 9 Peer 6 Trillionaire 2 Peer 8 Trillionaire 3 Southeast de novo branch builds1 Average de novo deposits per branch by year2 In Southeast states since 2018 $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg $ in millions Continued investment in Southeast through 2028 ~$15B-$20B deposit opportunity over the next 7 years3 from continued growth and seasoning of Southeast branch investments 2017 1Q25 2028E3 Total branches 1,154 1,084 ~1,250 Midwest branches 881 730 ~675 Southeast branches 273 354 ~575 % of branches in Southeast 24% 33% ~50% Southeast locational share 7th 6th 5th Southeast investments driving strong growth Southeast CAGR from 2019-1Q25 Total Deposits (MWA) 9% Wealth & Asset Management AUM 10% Middle Market Deposits (MWA) 6% Middle Market Fees (TTM) 8%

16 © Fifth Third Bancorp | All Rights Reserved 25% 25% 29% 32% 33% 34% 39% 40% 44% 47% 49% 49% 56% Peer 6 Peer 10 Peer 11 Peer 9 Peer 2 Peer 4 Peer 3 Peer 5 Peer 12 Peer 7 Peer 1 x Peer 8 Smaller proportion of low relationship value consumer deposits than most peers High-quality consumer deposit franchise Core Consumer Deposits % of Total Deposit1 1Data sourced from Call Report as of 12/31/2024; Includes: nonInt bearing deposits for individuals, int bearing deposits for individuals, MMDAs for individuals, other savings deposits for individuals, and retail time deposits, and excludes: brokered deposits <=$250K, fully insured and not fully insured non-affiliate retail sweep deposits, 2 Data sourced from Call Report as of 12/31/2024; includes: brokered deposits <=$250K, preferred deposits, reciprocal deposits, fully insured non-affiliate sweep deposits and retail sweep deposits, and not fully insured non-affiliate sweep deposits and retail sweep deposits 30% 27% 27% 26% 23% 22% 18% 16% 15% 14% 9% 7% 5% Peer 11 Peer 3 Peer 9 Peer 10 Peer 4 Peer 6 Peer 12 Peer 1 Peer 2 Peer 5 Peer 8 x Peer 7 Low Relationship-Value Deposits2

Middle Market growing and expanding its reach

Salesforce additions drive growth

Middle market salesforce



281
7% CAGR
349
2021
1Q25

Middle market loans

March Quarterly Weighted Average Loans



$18,127
6% CAGR
$21,899
2021
1Q25

Relative asset size does not reflect middle market scale

Total assets

As of 1Q25



~20x
Trillionaire

Total middle market lending

As of 1Q25



~3.5x
Trillionaire

Recent expansion markets

- ✓ Birmingham, Alabama
- ✓ Central Valley (California)
- ✓ Savannah, Georgia
- ✓ Kansas City, Missouri

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© Fifth Third Bancorp | All Rights Reserved

Customer-centric, technology-led product innovation and development

Fifth Third Momentum Banking: Combining the best of fintech and traditional banks

Unique value proposition

- ✓ Noninterest bearing checking product, given the other valuable services provided
- ✓ Ongoing product enhancements
- ✓ Granular, sticky deposit growth
- ✓ Higher primacy and higher retention than previous new-to-bank customers

~1.5 million Momentum HHs

~61% of total consumer, up from ~38% in 1Q22

Product features

Estate Planning	NEW *Free access to a secure, guided online experience to create a state-specific, attorney approved will - in less than one hour*
Smart Shield®	*Free 24/7 monitoring, automated threat blocking, support, and smart alerts*
Early Pay	*Free access to direct deposit up to two days early*
Extra Time®	*Additional time to make a deposit and avoid overdraft fees (until midnight the following business day)*
MyAdvance™	*Ability to advance funds against future qualified direct deposits (line starts at $100, up to $1,000)*
Free Overdraft Protection	*Automatic overdraft protection transfer from savings to checking with no fee*

No monthly service fee | **No minimum balance** | **Track savings goals**

Customer satisfaction



#1 for banking mobile app user satisfaction among regional banks



Average app store rating of **4.8 stars** vs. peer average of 4.5 stars

New customer engagement & impact

10,000+ Free estate plans provided in the first week after launch

2 in 3 New mobile active Momentum checking customers engage with the onboarding portal

>75% Of direct deposit switches take less than 5 minutes[1]

[1]Direct deposit setups completed through the automated direct deposit switch solution in the mobile app

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© Fifth Third Bancorp | All Rights Reserved

19 © Fifth Third Bancorp | All Rights Reserved Diversified loan portfolio and origination channels 44% 15% 14% 3% 14% 4% 3% 3% % of Total Loans Commercial: 62% Consumer: 38% Commercial & industrial Commercial real estate Commercial leases Residential mortgage Indirect secured consumer Home equity Solar energy installation Credit card and other C&I, CRE and residential mortgage portfolios1 are a combined 73% of Fifth Third’s total loans vs. the peer average of 84% 1Source: FR Y-9C Loan portfolio composition Average loans 76% 73% 24% 27% 1Q21 1Q25 C&I, CRE, and Resi Mtg Other 81% 84% 19% 16% 1Q21 1Q25 Peer Average Increasingly diversified loan portfolio

20 © Fifth Third Bancorp | All Rights Reserved Total criticized ratio and YoY reduction favorable to peers Criticized asset ratio 1Q25 6.9% Criticized balances have decreased in consecutive quarters and are at the lowest level of the past 7 quarters. 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% -4.0% -3.5% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 3.0% Peer 10 Peer 2 Peer 4 Peer 9 Peer 7 x Peer 3 Peer 8 Peer 11 Peer 12 Peer 1 Peer 6 Peer 5 C h a n g e I n T o ta l C o m m e rc ia l C ri ti c iz e d A s s e t R a ti o v s 1 Q 2 4 1Q25 Total Commercial Criticized Asset Ratio Criticized asset ratio below peer median1 and decreasing Axis lines represent median 4% 6% 8% 10% 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 1Source: GAAP filings

21 © Fifth Third Bancorp | All Rights Reserved CRE portfolio is well-positioned Comparing CRE portfolios relative to peers CRE loans1 / total loans Among the lowest CRE concentration relative to peers with strong credit quality CRE loans1 / total capital CRE net charge-off ratio2 As of 3/31/25 unless otherwise noted As of 3/31/25 unless otherwise noted 1Q25LTM unless otherwise noted 1 Source: FR Y-9C; CRE includes the following captions within schedule HC-C: 1a - construction, land development & other land loans, 1d - secured by multifamily (5 or more) residential properties, 1e - secured by nonfarm nonresidential properties 2 Source: company filings; FCNCA and MTB excluded due to limited data 38% 36% 36% 27% 26% 21% 16% 16% 15% 14% 14% 13% 12% Peer 11 Peer 3 Peer 2 Peer 12 Peer 6 Peer 1 Peer 9 Peer 5 Peer 8 Peer 4 x Peer 7 Peer 10 255% 228% 173% 157% 151% 128% 90% 85% 78% 75% 74% 73% 71% Peer 11 Peer 3 Peer 2 Peer 6 Peer 12 Peer 1 Peer 4 Peer 8 Peer 9 x Peer 5 Peer 7 Peer 10 0.94% 0.88% 0.85% 0.41% 0.41% 0.28% 0.28% 0.27% 0.14% 0.07% 0.06% Peer 1 Peer 7 Peer 9 Peer 5 Peer 8 Peer 10 Peer 3 Peer 4 Peer 2 Peer 11 x

Portfolios of interest are well diversified, and continue to decline as a percentage of total loans

Shared National Credit portfolio

$ in billions; as of 3/31/2025


SNC Portfolio:
$32.7B
27% of total loans
Industry Mix
Retail
Rental and Leasing
Financial Services
TMT
Wholesale Trade
Manufacturing
Business Services
Other

- Reduced balances 13% compared to 1Q23
- ~60% of SNC balances are at or near investment grade equivalent borrowers; independently underwrite each transaction
- Lead left/lead right on ~50% of relationships; ~70% of relationships have non-credit revenue attached
- Criticized assets are lower than the rest of the commercial portfolio over a multi-year period

Leveraged Lending portfolio

$ in billions; as of 3/31/2025


Lev. Portfolio:
$2.6B
2% of total loans
Industry Mix
Arts, Entertainment & Recreation
Accommodation & Food Services
Information
Manufacturing
Professional, Scientific & Technical Services
Wholesale Trade
Healthcare & Other Social Assistance
Retail Trade
Other Services
Admin, Support & Other Services
Other

- Significant reduction in leveraged lending portfolio as a percent of total loans
  - Leverage lending now represents 2% of loans, down from 8% in 2015
- Leveraged criticized asset rate decreased for 3rd consecutive quarter in 1Q25

22

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23 © Fifth Third Bancorp | All Rights Reserved $14.83 $17.64 $18.69 $19.92 $20.49 $21.02 $21.52 $22.06 3.88% 3.88% 4.58% 4.21% 4.20% 4.30% 4.50% 4.60% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 12/31/22 12/31/23 12/31/24 3/31/25 12/31/25 12/31/26 12/31/27 12/31/28 TBV/S incl AOCI AOCI accretion 10-year yield Balance sheet positioned to grow tangible book value per share TBV/share1 will improve due to AOCI accretion alone Projected TBV/share growth includes no earnings contribution from 2025-20282 Actuals Forecast Projected growth from AOCI burndown alone 1 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release; 2 Analysis based on 3/31/2025 portfolio utilizing the implied forward curve as of 3/31/2025 . +19% +6% +7% +3% +3% +3% +2%

24 © Fifth Third Bancorp | All Rights Reserved Current expectations unchanged from April 17, 2025 earnings call Avg. loans & leases (Including HFS) Up ~1% Net interest income1 (1Q25 baseline: $1.442 billion) Up 2 - 3% assumes 6/30/25 Fed funds rate of 4.25% Noninterest income1 (1Q25 baseline: $721 million; excludes securities g/l) Up 2 – 6% Noninterest expense1 (1Q25 baseline: $1.308 billion; excludes the market-to market impact of non-qualified deferred compensation) Down ~5% Net charge-off ratio 45 – 49 bps Effective tax rate 22% As of June 10, 2025; please see cautionary statements on page 2 1 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 24-27 of the 1Q25 earnings release . 2Q25 compared to 1Q25

25 © Fifth Third Bancorp | All Rights Reserved Why Fifth Third Positioned to generate long-term sustainable value to shareholders despite the environment ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team